UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2008 (April 21, 2008)

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	000-22490	62-1120025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
430 Airport Road Greeneville, Tennessee	37745
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8. OTHER EVENTS.

Item 8.01     Other Events.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release, dated April 24, 2008, announcing that the Company’s Board of Directors has declared a quarterly cash dividend of $0.07 per share of common stock. The dividend is payable to the Company’s shareholders of record at the close of business on May 23, 2008, and is expected to be paid on June 6, 2008.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01     Financial Statements and Exhibits.

         (d)        Exhibits. The following exhibit is being furnished as part of this Report.

No.	Exhibit

99.1	Press Release of Forward Air Corporation dated April 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION

Date:	April 24, 2008	By:	/s/ Rodney L. Bell
Rodney L. Bell
Senior Vice President, CFO and Treasurer

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release of Forward Air Corporation dated April 24, 2008.